FLV P-2 08/14

SUPPLEMENT DATED AUGUST 1, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

OF

FRANKLIN LARGE CAP VALUE VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended to add the following:

On July 16, 2014, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (Trust) on behalf of Franklin Large Cap Value VIP Fund (Fund) approved a proposal to terminate and liquidate the Fund. The liquidation is anticipated to occur on or about November 7, 2014, but may be delayed if unforeseen circumstances arise.

Effective at the close of market on October 1, 2014, the Fund is closed to all new investments.

Contract owners should refer to documents provided by their insurance companies concerning the effect of the liquidation and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their contract and Trust prospectuses or consult with their investment representatives to consider other investment options.

Please keep this supplement for future reference.